UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2004

COMMONWEALTH ENERGY CORPORATION

(Exact Name of registrant as specified in its charter)

California	000-33069	33-0769555

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

15901 Red Hill Avenue, Suite 100
Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.1

Item 7. Exhibits.

     (c) Exhibits

Exhibit No.	Description

99.1	Announcement dated May 20, 2004.

Item 9. Regulation FD Disclosure.

     Commonwealth Energy Corporation (“Commonwealth”) wishes to disclose for Regulation FD purposes an announcement made by Commonwealth on May 20, 2004, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH ENERGY CORPORATION,
a California corporation

Date: May 20, 2004	By:	/S/ IAN B. CARTER

Ian B. Carter
Chief Executive Officer

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